SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT Pursuant To Sections 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2000 Date of Report (Date of Earliest Event Reported)

Nu-kote Holding, Inc. (Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	0-20287 (Commission File Number)	16-1296153 (IRS Employer Identification No.)

200 Beasley Dr. Franklin, Tennessee 37064 (Address and Zip Code of Principal Executive Offices)

(615) 794-9000 (Registrant's Telephone Number, Including Area Code)

Item 3.	Bankruptcy or Receivership

          On November 30, 2000, the United States Bankruptcy Court for the Middle District of Tennessee in Nashville, Tennessee (the "Bankruptcy Court") entered an order confirming the Registrant's Third Amended Plan of Reorganization, dated September 8, 2000, as modified (the "Plan"). On December 8, 2000, the Bankruptcy Court entered a corrected confirmation order confirming the Plan.

The following is a summarization of the material features of the Plan:
●	The issuance after the effective date of the Plan of all of the newly issued shares of the Registrant's common stock to Nu-kote Acquisition Corporation ("NAC").
●	The retention by NAC of its secured claims in the amount of $15,000,000 secured by the assets of the Registrant and certain of the Registrant's subsidiaries.
●	The payment of 100% of all administrative and priority claims.
●	The payment of 20% of each unsecured claim of $1,500 or less pursuant to a cash dividend.
●	The payment of $600,000 to the unsecured creditors, which amount will be divided among the unsecured creditors on a pro-rata basis pursuant to the terms of the Plan.
●	The cancellation of all of the Registrant's shares of common stock outstanding on the effective date of the Plan.
The status of the Registrant's common stock will be as follows immediately after the effective date of the Plan:

	Issued and Outstanding Reserved for Future Issuance Aggregate Total	10,000 0 10,000 =====
Assets and Liabilities:
The Balance Sheet of the Registrant as of September 29, 2000 is as follows:

Nu-Kote Holding, Inc.
Consolidated Balance Sheet
As of September 29, 2000
Cash and Cash Equivalents	$ 6,784,194
Receivables, Net	11,099,447
Accounts Receivable - Pelikan	0
Intercompany Accounts Receivable - Trade	184,046,416
Inventories, Net	18,406,287
Prepaid Expenses	4,088,536
Deferred Income Tax Asset - Current	3,418,773
Total Current Assets	$ 227,843,653 =========
Property, Net	$ 13,302,832
Investment in Subsidiaries	0
Other Assets and Deferred Charges	2,500,000
Assets Held for Sale	410,195
Intangibles, Net	2,033,665
Deferred Income Tax Asset - Long-Term	0
Intercompany Accounts Receivable - Long-Term	14,822,062
Total Assets	$ 260,912,407 =========
Bank Loans and Current Maturities	$ 0
Accounts Payable - Trade	22,996,539
Accounts Payable - Pelikan	0
Intercompany Accounts Payable - Trade	14,133,467
Compensation Payables	1,873,749
Deferred Income Tax Liability - Current	0
Other Accrued Liabilities	9,520,684
Total Current Liabilities	$ 48,524,439 =========
Long Term Debt	$ 96,190,416
Other Noncurrent Liabilities	4,787,900
Deferred Income Tax Liability - Long-Term	3,418,773
Intercompany Accounts Payable - Long-Term	115,233,592
Total Liabilities	$ 268,155,120 =========
Capital Stock	$ 17,600
Paid-In Capital	49,621,099
Retained Earnings - Beginning of Year	(57,613,455)
Net Income - Year-to-Date	732,043
Accumulated Translation Adjustment	0
Total Equity	$ 7,242,713
Total Liabilities & Equity	$ 260,912,407 =========

Item 7.	Financial Statements, Pro forma Financial Information and Exhibits
	(c)	Exhibits.
2.1*

Third Amended Plan of Reorganization, dated September 8, 2000, for Nu-kote Holding, Inc., Nu-kote Imperial, Ltd., Nu-kote International, Inc., Nu-kote Imaging International, Inc., International Communication Materials, Inc., Future Graphics, Inc. and Nu-kote Latin America, Inc.

2.2*

First Modification to Third Amended Plan of Reorganization, dated November 14, 2000, for Nu-kote Holding, Inc., Nu-kote Imperial, Ltd., Nu-kote International, Inc., Nu-kote Imaging International, Inc., International Communication Materials, Inc., Future Graphics, Inc. and Nu-kote Latin America, Inc.

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*          Filed herewith

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nu-kote Holding, Inc.

Dated: December 19, 2000	By:	PHILLIP THEODORE _______________________________
Phillip Theodore, Senior Vice President, Chief Financial Officer, Treasurer, Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*

Third Amended Plan of Reorganization, dated September 8, 2000, for Nu-kote Holding, Inc., Nu-kote Imperial, Ltd., Nu-kote International, Inc., Nu-kote Imaging International, Inc., International Communication Materials, Inc., Future Graphics, Inc. and Nu-kote Latin America, Inc.

2.2*

First Modification to Third Amended Plan of Reorganization, dated November 14, 2000, for Nu-kote Holding, Inc., Nu-kote Imperial, Ltd., Nu-kote International, Inc., Nu-kote Imaging International, Inc., International Communication Materials, Inc., Future Graphics, Inc. and Nu-kote Latin America, Inc.

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*     Filed herewith